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                                                                    EXHIBIT 99.1


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CASE NAME:      Physicians Resource Group, Inc.
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CASE NUMBER:    00-30748-RCM
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        UNITED STATES BANKRUPTCY COURT

        NORTHERN AND EASTERN DISTRICTS OF TEXAS

        DIVISION       DALLAS
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        QUARTER ENDING:   March 31, 2001
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        FOR POST CONFIRMATION REPORTING
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        QUARTERLY OPERATING REPORT AND QUARTERLY BANK RECONCILEMENT


I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE ATTACHED POST

CONFIRMATION QUARTERLY OPERATING REPORT, AND THE POST CONFIRMATION QUARTERLY

BANK RECONCILEMENT AND THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

DECLARATION OF THE PREPARER IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS

ANY KNOWLEDGE.


RESPONSIBLE PARTY:


Original Signature of Responsible Party    /s/ Michael Yeary
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Printed Name of Responsible Party              Michael Yeary
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Title   President
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PREPARER:


Original Signature of Preparer Party       /s/ Karen G. Nicolaou
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Printed Name of Preparer                       Karen G. Nicolaou
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Title   Controller - Secretary
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     POST CONFIRMATION
     QUARTERLY OPERATING REPORT


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CASE NAME: Physicians Resource Group, Inc.
------------------------------------------
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CASE NUMBER: 00-30748-RCM
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QUARTER ENDING: March 31, 2001
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1.   BEGINNING OF QUARTER CASH BALANCE:                              13,753,293
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     CASH RECEIPTS:
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     CASH RECEIPTS DURING CURRENT QUARTER:

     (a). Cash receipts from business operations           +                  0
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     (b). Cash receipts from loan proceeds                 +                  0
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     (c). Cash receipts from contributed capital           +                  0
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     (d). Cash receipts from tax refunds                   +             10,084
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     (e). Cash receipts from other sources                 +         12,312,901
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2.        TOTAL CASH RECEIPTS                              =         12,322,985
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     CASH DISBURSEMENTS:
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     (A): PAYMENTS MADE UNDER THE PLAN:
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          (1). Administrative                              +             49,053
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          (2). Secured Creditors                           +                  0
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          (3). Priority Creditors                          +                  0
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          (4). Unsecured Creditors                         +         11,555,647
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          (5). Additional Plan Payments                    +                  0
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     (B). OTHER PAYMENTS MADE THIS QUARTER:
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          (1). General Business                            +          3,673,167
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          (2). Other Disbursements                         +                  0
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3.        TOTAL DISBURSEMENTS THIS QUARTER                 =         15,277,867
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4.   CASH BALANCE END OF QUARTER
     Line 1 - Plus Line 2 - Minus Line 3 = Line 4          =         10,798,411
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